Scudder
New York
Tax Free Money Fund


Scudder
New York
Tax Free Fund

Semiannual Report
September 30, 1996

Pure No-Load(TM) Funds

For investors seeking triple-tax-free income exempt from New York City, state, and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents

   2  In Brief
   3  Letter from the Fund's President


                                Scudder New York
                                 Tax Free Fund

   4  Performance Update
   5  Portfolio Summary
   7  Portfolio Management Discussion
  17  Investment Portfolio
  22  Financial Statements
  25  Financial Highlights


                                Scudder New York
                              Tax Free Money Fund

   6  Portfolio Management Discussion
  10  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights

  26  Notes to Financial Statements
  30  Investment Products and Services
  31  How to Contact Scudder


                                    In Brief

                                Scudder New York
                               Tax Free Money Fund

o Scudder New York Tax Free Money Fund offered a 7-day effective yield of 3.06% on September 30, 1996, equivalent to a 5.45% taxable yield for investors in the top federal and state income tax brackets.

                                Scudder New York
                                  Tax Free Fund

o Scudder New York Tax Free Fund provided a 4.82% 30-day net annualized SEC yield on September 30, 1996.

o For shareholders subject to the 43.90% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 8.59%.

THE PRINTED VERSION CONTAINS A BAR CHART HERE

BAR CHART TITLE:

             30-Day Net Annualized SEC Yield on September 30, 1996

BAR CHART DATA:

Scudder New York Tax Free Fund                         4.82%
Taxable Yield Needed to Equal the Fund's Yield         8.59%



                     2-Scudder New York Tax Free Money Fund
                       Scudder New York Tax Free Fund

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is intended to enhance the usefulness and readability of the reports. Let us know what you think.

     Scudder New York Tax Free Fund continues to post a high double tax free yield by investing in a wide variety of New York municipal bonds. We're pleased to report that the Fund's yield equaled a 8.59% taxable yield for shareholders subject to the 43.90% maximum combined federal and New York state tax rates at the close of the Fund's most recent semiannual period.

     In addition, Scudder New York Tax Free Money Fund posted a 5.45% tax equivalent yield based on the maximum federal and state tax rates at the close of the period, compared with 5.25% six months ago. Please read the portfolio management discussions beginning on page 6 for more information.

     We would like to take this opportunity to introduce the two newest members of Scudder's family of pure no-load(TM) funds -- Scudder 21st Century Growth Fund and Scudder Classic Growth Fund. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. For more information on either of these new funds and other Scudder products and services, please see page 30. For questions about Scudder New York Tax Free Fund or Scudder New York Tax Free Money Fund, please call a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/David S. Lee
     David S. Lee
     President,
     Scudder New York Tax Free Money Fund
     Scudder New York Tax Free Fund


                     3-Scudder New York Tax Free Money Fund
                       Scudder New York Tax Free Fund

PERFORMANCE UPDATE as of September 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER NEW YORK TAX FREE FUND
--------------------------------------
1 Year    $ 10,534     5.34%    5.34%
5 Year    $ 14,264    42.64%    7.36%
10 Year   $ 20,700   107.00%    7.55%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $ 10,604     6.04%    6.04%
5 Year    $ 14,323    43.23%    7.44%
10 Year   $ 21,371   113.71%    7.88%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED SEPTEMBER 30

SCUDDER NEW YORK TAX FREE FUND
Year            Amount
----------------------
'86            $10000
'87            $ 9948
'88            $11177
'89            $12178
'90            $12630
'91            $14512
'92            $16241
'93            $18627
'94            $17716
'95            $19652
'96            $20700

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'86            $10000
'87            $10053
'88            $11357
'89            $12343
'90            $13182
'91            $14921
'92            $16480
'93            $18580
'94            $18127
'95            $20154
'96            $21371

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $10.04   $10.52  $10.73  $10.36  $11.06  $11.36  $11.60  $10.10  $10.65  $10.68
INCOME DIVIDENDS..   $  .74   $  .73  $  .71  $  .68  $  .66  $  .64  $  .58  $  .53  $  .52  $  .53
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $  .20   $  --   $  --   $  .09  $  .13  $  .32  $  .75  $  .44  $  --   $  --
FUND TOTAL
RETURN (%)........     -.52    12.36    8.85    3.72   14.90   11.91   14.69   -4.89   10.92     5.34
INDEX TOTAL
RETURN (%)........      .52    12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18     6.04


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                        4-Scudder New York Tax Free Fund

PORTFOLIO SUMMARY as of September 30, 1996

--------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------
State General Obligation                 18%
Core Cities/Lease                        15%
Higher Education                         10%
Housing Finance Authority                10%
Hospital/Health                           8%
Pollution Control/
Industrial Development                    8%
Water/Sewer Revenue                       7%
Other General Obligation/Lease            5%
County General Obligation/Lease           5%
Miscellaneous Municipal                  14%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is broadly diversified, with investments in more than 10 categories of New York municipal bonds.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                                39%
AA                                  6%
A               %                  13%
BBB                                32%
Not Rated                          10%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: A

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall quality remains high, with 58%
of portfolio securities rated A or better.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                    3%
1-5 years                           8%
5-10 years                         33%
10-15 years                        32%
Greater than 15 years              24%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 11.8 years

To take advantage of opportunities to lock
in a substantial income stream over time,
we purchased noncallable intermediate maturity
bonds.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 17.

                        5-Scudder New York Tax Free Fund

                        Portfolio Management Discussion

                      Scudder New York Tax Free Money Fund

Dear Shareholders,

The six months ended September 30, 1996 witnessed a change in short-term debt market psychology. As the U.S. economy gained momentum during the second quarter of this year, some market watchers began to look for additional credit tightening moves by the Federal Reserve. Despite some signs that the economy was cooling to a slow-growth mode during the third quarter, the market continued to await Fed action. This was evidenced by a modest increase in short-term rates during the six-month period. The Fed, however, remained "on hold" throughout.

In New York, the state legislature's long delay in passing a budget created opportunities for investors as various state agencies and school districts were forced to borrow on a short-term basis. During the period, we selected what we believed to be the highest quality offerings representing attractive value. In addition, we maintained an average maturity close to that of Scudder New York Tax Free Money Fund's peers. As of September 30, 1996, the Fund's average maturity was 68 days, compared with 69 days as of March 31, 1996. The Fund's 7-day effective yield as of September 30 was 3.06%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.45% compounded taxable yield, higher than the 4.83% average for taxable money funds, according to IBC/Donoghue, Inc., an independent firm that tracks money fund performance. The Fund provided a total return of 1.41% for the six-month period ended September 30, 1996, assuming reinvestment of all income distributions, which totaled $.014 per share during the period.

Our continuing goal is to provide Fund shareholders with a competitive double tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity.

Sincerely,
Your Portfolio Management Team

/s/Rebecca Wilson         /s/K. Sue Cote
Rebecca Wilson            K. Sue Cote


                     6-Scudder New York Tax Free Money Fund

                         Portfolio Management Discussion

                         Scudder New York Tax Free Fund

Dear Shareholders,

Over two contrasting quarters of municipal bond market performance, Scudder New York Tax Free Fund continued to post a high double-tax-free yield. On September 30, 1996, the Fund's 30-day net annualized SEC yield was 4.82%, equivalent to a 8.59% taxable yield for shareholders subject to the 43.90% maximum combined state and federal income tax rate. This "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. During its most recent semiannual period ended September 30, the Fund's shareholders received $0.27 per share of income exempt from federal and New York state income taxes.

During a six-month period that saw only modest price gains for the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price increased $0.01 to $10.68 per share. The combination of the increase in the Fund's share price and $0.27 in interest income enabled the Fund to post a positive total return of 2.63% over the semiannual period, compared with the 2.91% average total return of similar funds tracked by Lipper Analytical Services. The Fund underperformed the Lipper average during the period mainly because we did not anticipate the sharp acceleration of economic growth and resulting increases in municipal bond interest rates that occurred during the second quarter of 1996. With the Fund's duration (a measure of sensitivity to interest rate changes) positioned longer than average during that time, the Fund's net asset value did not perform as well as it would have if we had foreseen the economy's growth spurt.

                           Economic and Market Review

Overall, the U.S. economy actually grew at a moderate to slow pace during the Fund's most recent semiannual period. But the two quarters were mixed in terms of bond market performance; for the second quarter of 1996, the economy picked up steam as snow from heavy winter storms melted, shoppers returned to retail stores, and hiring increased. In addition, the collapse of the Congressional Republicans' budget initiatives was viewed unfavorably by the bond market. These two factors helped to drive bond yields higher (and prices lower) during the quarter. Bond yields as well as the economy retreated during the third quarter as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high this year, and analysts predicted over a million people will declare bankruptcy in 1996.

Over the past several years, the economy has progressed at a fairly consistent pace, with inflation restrained throughout. The bond market, on the other hand, has been fairly volatile, constantly anticipating far greater changes than the economy has exhibited. Now, after six years of expansion, the U.S. economy may actually be slowing. Consumers appear to be overburdened, retail sales weakened during the third quarter, the government's monetary policy is tight by

                        7-Scudder New York Tax Free Fund
historical standards (with a Fed Funds rate of 5 1/4%), and business investment is slowing. In recent months, bond yields have fluctuated, but have generally declined in step with this pullback.

For the semiannual period, municipal bonds, which typically exhibit less price volatility than Treasury bonds, strongly outperformed Treasuries, thanks in part to a relatively light supply. While yields of long-term Treasury bonds rose two tenths of a percentage point and prices declined 2.4%, yields of municipal bonds of similar maturity declined two tenths of a percentage point while prices rose 2.9%. Large numbers of municipal bonds were called or reached maturity during the period, especially in June and July. In September, new municipal issues totaled $10.5 billion, the lowest monthly number in over a year. The municipal market continues to be supported both by retail bond buyers and institutions such as insurance companies.

                                  Our Strategy

Our strategy in managing Scudder New York Tax Free Fund's portfolio is to buy and hold noncallable intermediate maturity bonds (those with maturities of 15 years or less) to take advantage of opportunities to lock in a substantial income stream for the Fund over time. As of September 30, 76% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add some BBB-rated and non-rated bonds to the portfolio especially New York City bonds. These bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. We also favor New York City bonds because of the city's improved prospects -- a growing economy, new industrial development, and anti-crime measures that are getting results. The Fund held 42% in BBB and nonrated bonds combined and 16% in New York City bonds at the close of the period. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.)

The Fund's overall quality remains high, with 58% of portfolio securities rated A or better as of September 30. We continue to invest in a broad selection of New York municipal bonds, including general obligation, electric utility revenue, and pollution control/industrial development bonds.

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income. Its longer-term investment strategy continues to focus on four basic elements: (1) purchasing bonds with effective maturities of less than 20 years; (2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds, and (4) choosing investments based on careful credit evaluation.

                                 Budget Turmoil
                                and Modest Growth

New York State passed its fiscal year 1997 budget later in the cycle than ever before. Despite the considerable time taken in coming to agreement, the New York legislature enacted a budget that was structurally imbalanced, relying on $1.3 billion in one-time revenue sources. The state's fiscal year 1997 budget is projected to amount to $66.1 billion, an increase of 4.1% over the previous

                        8-Scudder New York Tax Free Fund
year. The state's budgetary difficulties are likely to continue: New York forecasts fiscal year 1998 and 1999 budget gaps of $3 billion and $3.2 billion, respectively. Much of the shortfall can be attributed to New York's 1995 income tax reduction, which was deemed necessary to keep and attract businesses. The income tax cut was to be funded with cuts in spending which the legislature found onerous and never made.

New York State's economy continues to grow at a modest rate, though more slowly than the U.S. economy as a whole. The state's unemployment rate for August 1996 was 6.1%, the lowest since 1990, but significantly higher than the national average of 5.1% for the same period. Population growth has been stagnant since 1980. However, New York remains amongst the wealthiest states. In 1994 its per capita income was $25,731, or 19% higher than the national average. Debt levels are also high, but well within the state's means.

                               A Further Slowdown?

The U.S. economy is flashing several caution lights. Some companies -- notably fast food outlets and department stores -- are attempting to interest their customers in higher priced items. That these and other companies are even considering raising prices makes us believe that the economy may slow further, because we are confident that the Federal Reserve will raise interest rates at the first signs of any uptick in inflation. Though we believe that any excesses in the U.S. economy would soon be corrected, and that the economy will remain resilient, any further slowdown should benefit the municipal bond market.

Meanwhile, as managers we will retain our focus on noncallable, intermediate-maturity tax-free bonds, because we believe they offer the most attractive balance of return and risk. We will continue to purchase non-callable intermediate maturity bonds and pay close attention to credit quality as we pursue double tax-free income for Scudder New York Tax Free Fund shareholders.

Sincerely,
Your Portfolio Management Team

/s/Jeremy L. Ragus        /s/Donald C. Carleton
Jeremy L. Ragus           Donald C. Carleton


                        9-Scudder New York Tax Free Fund

           INVESTMENT PORTFOLIO as of September 30, 1996 (Unaudited)

                                                                           PRINCIPAL   CREDIT      VALUE($)
                                                                           AMOUNT($)  RATING(b)    (NOTE A)
------------------------------------------------------------------------------------------------------------
MUNICIPAL INVESTMENTS 100.0%
------------------------------------------------------------------------------------------------------------
NEW YORK
Albany, NY, City School District Tax Anticipation Notes, Series 1996,
  4%, 10/16/96 .........................................................   1,000,000     SS&C      1,000,191
Central Islip, NY, Union Free School District Tax Anticipation Notes,
  4.5%, 6/30/97 ........................................................   1,500,000     SS&C      1,504,830
Erie County, NY, Water Authority, Waterworks System Revenue,
  Weekly Demand Bonds, 3.6%, 12/1/16 (c)* ..............................   2,000,000     A1+       2,000,000
Farmingdale NY, Union Free School District Tax Anticipation Note,
  General Obligation, Series 1996S, 4.5%, 6/26/97 (c) ..................   1,500,000     SS&C      1,505,318
Harrison, NY, School District Bond Anticipation Notes,
  General Obligation, Series 1996, 4%, 3/20/97 .........................   1,000,000     SS&C      1,002,250
Long Beach, NY, Central School District Tax Anticipation Notes,
  General Obligation, Series 1996S, 4.5%, 6/26/97 (c) ..................   1,500,000     SS&C      1,504,488
Metropolitan Transit Authority NY, Revenue Anticipation Note,
  Series 1996A, 4.25%, 12/12/96 ........................................   2,000,000     SP1       2,002,259
Monroe County, NY, Industrial Development Agency, Office Building
  Associates, Series 1992, Weekly Demand Note, 3.7%, 10/1/00* ..........   1,549,000     P1        1,549,000
Nassau County, NY, General Obligation, Series 1996S, 5%, 3/1/97 (c) ....   1,500,000     AAA       1,510,901
Nassau County, NY, Bond Anticipation Note, Series 1996, 4.25%,
  11/15/96 .............................................................   1,500,000     SP1       1,501,168
New York City General Obligation, Tax Exempt Commercial Paper:
  Series 1994 H-3, 3.75%, 11/12/96 .....................................   2,000,000     A1        2,000,000
  Series H-4, 3.5%, 10/9/96 (c) ........................................   1,000,000     A1+       1,000,000
New York City Municipal Water Finance Authority, Tax Exempt
  Commercial Paper:
    Series 3, 3.1%, 10/24/96 ...........................................   1,000,000     A1+       1,000,000
    Series 1993, 3.55%, 10/8/96 ........................................   1,500,000     A1+       1,500,000
New York State Dormitory Authority Revenue, Sloan-Kettering Cancer
  Center, Tax Exempt Commercial Paper, Series C, 3.5%, 12/17/96 ........     750,000     A1          750,000
New York State Energy Research & Development Authority:
  Pollution Control Revenue:
    Niagara Mohawk Co., Daily Demand Note, 3.95%, 7/1/15* ..............   1,500,000     A1+       1,500,000
    Orange & Rockland Utilities Project, Weekly Demand
      Note, 3.6%, 8/1/15 (c)* ..........................................   1,000,000     MIG1      1,000,000
    Orange & Rockland Utilities Project, Weekly Demand
      Note, 3.6%, 10/1/14* .............................................   2,100,000     MIG1      2,100,000
  New York State Electric & Gas, Daily Demand Bonds, 3.8%, 10/1/29* ....     200,000     A1+         200,000
  Rochester Gas and Electric Company, Monthly Reset Bonds,
    3.45%, 10/1/14* ....................................................   1,000,000     P1        1,000,000
New York State Environmental Facilities, Corp., Solid Waste Revenue,
  General Electric Corp., Tax Exempt Commercial Paper:
    3.55%, 10/23/96 ....................................................     500,000     A1+         500,000


   The accompanying notes are an integral part of the financial statements.

                  10 -- Scudder New York Tax Free Money Fund

                                                                           PRINCIPAL   CREDIT      VALUE($)
                                                                           AMOUNT($)  RATING(b)    (NOTE A)
------------------------------------------------------------------------------------------------------------
    3.55%, 1/21/97 .....................................................   1,000,000     A1+       1,000,000
    3.40%, 11/21/96 ....................................................   1,000,000     A1+       1,000,000
New York State Housing Finance Authority:
  Housing Revenue Bonds, Liberty View Apartments Project,
    Weekly Demand Bonds, 3.6%, 11/1/05* ................................   1,200,000     MIG1      1,200,000
Hospital for Special Surgery, Variable Rate Demand Bonds,
  3.4%, 11/1/10* .......................................................   2,300,000     MIG1      2,300,000
Normandie Court 1 Housing Revenue, Variable Rate Demand Bonds,
  3.7%, 5/15/15* .......................................................   1,900,000     MIG1      1,900,000
New York State Job Development Authority:
  Monthly Reset Bonds, Series 1985 C, 3.75%, 3/1/00* ...................   1,000,000     MIG1      1,000,000
  Variable Rate Demand Bonds, Series F, 3.6%, 3/1/99* ..................     710,000     MIG1        710,000
New York State Local Government Assistance Corporation, Series 1993 A,
  Weekly Demand Note, 3.7%, 4/1/22* ....................................   1,000,000     MIG1      1,000,000
New York State Medical Care Facilities Financing Agency, Children's
  Hospital of Buffalo, Weekly Demand Bonds, 3.7%, 11/1/05* .............   2,700,000     MIG1      2,700,000
Niagara County, NY, General Obligation, Series B, 5.125%, 1/15/97 (c) ..     750,000     AAA         753,222
North Hempstead, NY, Solid Waste Management Revenue Refunding,
  Series 1993 A, Weekly Demand Note, 3.75%, 2/1/12* ....................   1,100,000     MIG1      1,100,000
Rochester, NY, Bond Anticipation Notes, Series I, 4.5%, 10/31/96 .......   1,000,000     SS&C      1,000,858
Royalton-Hartland, NY, Central School District Bond Anticipation Notes,
  Series 1996 A, 4.5%, 8/15/97 .........................................   2,500,000     SS&C      2,509,505
SAG Harbor, New York Union Free School District Tax Anticipation Notes,
  Series 1996, 4.5%, 6/30/97 ...........................................   1,500,000     SS&C      1,505,426
Schenectady County, NY, Industrial Development Revenue, Scotia
  Industrial Park Project, Weekly Demand Bonds, 3.6%, 6/1/09* ..........   2,170,000     P1        2,170,000
Seneca County, NY, Industrial Development Agency, 1991 Civic Facility,
  New York Chiropractic College, Weekly Demand Bond, 3.6%, 10/1/21* ....     500,000     A1+         500,000
Syracuse, NY, Industrial Development Agency, Civic Facilities Revenue,
  Syracuse University Project, Daily Demand Bond, 3.95%, 3/1/23* .......     200,000     MIG1        200,000
Triborough Bridge and Tunnel Authority, NY, Special Obligation,
  Variable Rate Demand Bonds, 3.8%, 1/1/24 (c)* ........................   3,000,000     MIG1      3,000,000
Trust for the Cultural Resources of the City of New York, Museum
  of Natural History, Weekly Demand Bond, 3.6%, 4/1/21 (c)* ............   1,600,000     MIG1      1,600,000
------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS (Cost $54,779,416)                                                    54,779,416
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $54,779,416) (a)                                       54,779,416
------------------------------------------------------------------------------------------------------------



   The accompanying notes are an integral part of the financial statements.

                  11 -- Scudder New York Tax Free Money Fund

-------------------------------------------------------------------------------


(a)  The cost for federal income tax purposes was $54,779,416.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.






   The accompanying notes are an integral part of the financial statements.

                  12 -- Scudder New York Tax Free Money Fund

                              FINANCIAL STATEMENTS

                                        Statement of Assets and Liabilities
                                        as of September 30, 1996 (Unaudited)


ASSETS
------------------------------------------------------------------------------------------------
          Investments, at value (identified cost $54,779,416) (Note A) ..........    $54,779,416
          Cash ..................................................................        317,626
          Receivable on investments sold ........................................        250,000
          Interest receivable ...................................................        368,616
          Receivable on Fund shares sold ........................................        112,753
          Other assets ..........................................................            580
                                                                                     -----------
          Total assets ..........................................................     55,828,991

LIABILITIES
------------------------------------------------------------------------------------------------
          Payable for Fund shares redeemed ......................................        186,290
          Dividends payable .....................................................         15,534
          Accrued management fee (Note C) .......................................         11,622
          Other accrued expenses (Note C) .......................................         37,342
                                                                                     -----------
          Total liabilities                                                              250,788
          --------------------------------------------------------------------------------------
          NET ASSETS, AT VALUE                                                       $55,578,203
          --------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------
          Net assets consist of:
          Accumulated net realized loss .........................................    $   (15,964)
          Shares of beneficial interest .........................................        555,819
          Additional paid-in capital ............................................     55,038,348
          --------------------------------------------------------------------------------------
          NET ASSETS, AT VALUE                                                       $55,578,203
          --------------------------------------------------------------------------------------

NET ASSET VALUE
------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price per share
            ($55,578,203 /55,581,872 outstanding shares of beneficial                -----------
            interest, $.01 par value, unlimited number of shares authorized) ......        $1.00
                                                                                     -----------


   The accompanying notes are an integral part of the financial statements.


                  13 -- Scudder New York Tax Free Money Fund


                           Statement of Operations
                           six months ended September 30, 1996 (Unaudited)



INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
          Income:

          Interest ..................................................................     981,722
                                                                                         --------
          Expenses:
          Management fee (Note C) ...................................................    $144,071
          Services to shareholders (Note C) .........................................      39,715
          Custodian and accounting fees (Note C) ....................................      26,152
          Trustees' fees and expenses (Note C) ......................................       7,859
          Auditing ..................................................................      12,445
          Reports to shareholders ...................................................       4,942
          Registration fees .........................................................       3,913
          Legal .....................................................................       2,018
          Other .....................................................................       3,104
                                                                                         --------
          Total expenses before reductions ..........................................     244,219
          Expense reductions (Note C) ...............................................     (70,832)
                                                                                         --------
          Expenses, net .............................................................     173,387
          ---------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                                           808,335
          ---------------------------------------------------------------------------------------


          ---------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $808,335
          ---------------------------------------------------------------------------------------



   The accompanying notes are an integral part of the financial statements.


                  14 -- Scudder New York Tax Free Money Fund

                                            Statements of Changes in Net Assets

                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                                SEPTEMBER 30,       YEAR ENDED
                                                                                    1996             MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                                                (UNAUDITED)           1996
---------------------------------------------------------------------------------------------------------------
         Operations:
         Net investment income ..............................................   $    808,335      $  1,734,560
         Net realized loss from investment transactions .....................             --            (3,311)
                                                                                ------------      ------------
         Net increase in net assets resulting from operations ...............        808,335         1,731,249
                                                                                ------------      ------------
         Distributions to shareholders from net investment income ...........       (808,335)       (1,734,560)
                                                                                ------------      ------------
         Fund share transactions at net asset value of $1.00 per share:
         Shares sold ........................................................     25,934,769        57,520,540
         Net asset value of shares issued to shareholders in reinvestment of
           distributions ....................................................        709,304         1,503,912
         Shares redeemed ....................................................    (29,479,749)      (55,556,958)
                                                                                ------------      ------------
         Net increase (decrease) in net assets from Fund share
           transactions .....................................................     (2,835,676)        3,467,494
                                                                                ------------      ------------
         INCREASE (DECREASE) IN NET ASSETS ..................................     (2,835,676)        3,464,183
         Net assets at beginning of period ..................................     58,413,879        54,949,696
                                                                                ------------      ------------
         NET ASSETS AT END OF PERIOD ........................................   $ 55,578,203      $ 58,413,879
                                                                                ------------      ------------






   The accompanying notes are an integral part of the financial statements.


                  15 -- Scudder New York Tax Free Money Fund

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                                                                                         FOR THE PERIOD
                        SIX MONTHS                                                                        MAY 28, 1987
                           ENDED                                                                         (COMMENCEMENT
                       SEPTEMBER 30,                      YEARS ENDED MARCH 31,                          OF OPERATIONS)
                           1996                                                                           TO MARCH 31,
                        (UNAUDITED)  1996     1995     1994     1993     1992     1991     1990     1989      1988
-----------------------------------------------------------------------------------------------------------------------
Net asset value,           --------------------------------------------------------------------------------------------
 beginning of period ..... $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                           --------------------------------------------------------------------------------------------
Net investment income ....   .014     .031     .025     .017     .022     .035     .046     .052     .047     .033
Distributions from net
 investment income .......  (.014)   (.031)   (.025)   (.017)   (.022)   (.035)   (.046)   (.052)   (.047)   (.033)
Net asset value, end       --------------------------------------------------------------------------------------------
 of period ............... $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(a) ......   1.41**   3.18     2.57     1.75     2.22     3.55     4.69     5.33     4.78     3.33**
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of
  period ($ millions) ....     56       58       55       47       40       36       40       36       41       30
Ratio of operating
 expenses, net to average
 daily net assets(%) .....    .60*     .60      .60      .60      .60      .60      .60      .60      .53      .50*

Ratio of operating
 expenses before expense
 reductions, to average
 daily net assets(%) .....    .85*     .86      .89      .97      .97     1.01     1.08     1.08      .98     1.19*

Ratio of net
 investment income to
 average daily net
 assets(%) ...............   2.80*    3.13     2.56     1.73     2.19     3.46     4.57     5.21     4.76     4.08*



(a)  Total returns are higher due to maintenance of the Fund's expenses.
*    Annualized
**   Not annualized





                  16 -- Scudder New York Tax Free Money Fund

          INVESTMENT PORTFOLIO as of September 30, 1996 (Unaudited)

                                                                           PRINCIPAL   CREDIT       MARKET
                                                                           AMOUNT($)  RATING(b)    VALUE($)
------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS 2.3%
------------------------------------------------------------------------------------------------------------
NEW YORK
New York State Energy Research & Development Authority, Pollution Control,
  Daily Demand Note, 3.75%, 6/1/29* .....................................  1,500,000     A-1       1,500,000
New York City Municipal Water Authority, Series 1994G, Variable Rate
  Demand Note, 3.75%, 6/15/24 (c)* ......................................  2,800,000     A-1       2,800,000
New York City, NY, General Obligation, Unlimited Tax, Series A4,
  Daily Demand Note, 3.9%, 8/1/21* ......................................    100,000     A-1         100,000
------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (Cost $4,400,000)                                           4,400,000
------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL INVESTMENTS 97.6%
------------------------------------------------------------------------------------------------------------
NEW YORK
34th Street Partnership Inc., NY, Capital Improvement, 5.5%, 1/1/14 .....  1,900,000     A         1,806,406
Albany, NY, General Obligation, 7%, 1/15/08 (c) .........................    485,000     AAA         529,421
Battery Park City Authority, NY, Revenue Refunding,
  Series 1993A, 5%, 11/1/13(c) ..........................................  1,850,000     AAA       1,723,053
Battery Park City Authority, NY, 5.5%, 11/1/26 (c) ......................  1,000,000     AAA         964,360
Chautauqua County, NY, 7.3%, 4/1/08 (c) .................................    575,000     AAA         677,459
Chautauqua County, NY, 7.3%, 4/1/09 (c) .................................    575,000     AAA         678,000
City University of New York, Certificates of Participation,
  John Jay College, 5%, 8/15/09 (c) .....................................  2,000,000     AAA       1,903,160
Development Authority of The North Country, NY, Solid Waste Management
  Authority, Series 1992A:
    6%, 7/1/97 ..........................................................    390,000     BAA         395,338
    6.15%, 7/1/98 .......................................................    980,000     BAA       1,006,243
Dutchess County, NY, Resource Agency Recovery, Solid Waste Management,
  Series 1990A, 7.5%, 1/1/09 (c) ........................................  1,000,000     AAA       1,093,960
Erie County, NY, General Obligation, Series A, 5.5%, 6/15/25 (c) ........    500,000     AAA         484,530
Glen Cove Housing Authority, Series 96, 8.25%, 10/1/26 ..................  1,500,000     NR        1,499,835
Inverse Variable Rate Certificate Trust, Metropolitan Transit
  Authority, Series 1993 B, 6.724%, 6/30/02 (c)** .......................  8,000,000     NR        8,160,000
Islip, NY, Community Development Agency, Series 1996, 7.5%, 3/1/26 ......  4,000,000     NR        4,044,840
Monroe County, NY, General Obligation, 6%, 6/1/06 .......................    500,000     AA          537,925
Monroe County, NY, Airport Authority, Greater Rochester
  International Airport, 5.375%, 1/1/19 (c) .............................  6,550,000     AAA       6,161,061
Municipal Assistance Corporation for New York City,
  Series 1996E, 6%, 7/1/05 ..............................................  2,500,000     AA        2,667,950
Nassau County, NY, General Obligation, Refunding Combined
  Sewer Districts, Series 1993G, 5.4%, 1/15/10 (c) ......................  1,655,000     AAA       1,656,721




   The accompanying notes are an integral part of the financial statements.


                     17 -- Scudder New York Tax Free Fund


                                                                           PRINCIPAL   CREDIT       MARKET
                                                                           AMOUNT($)  RATING(b)    VALUE($)
------------------------------------------------------------------------------------------------------------
New York City, NY, General Obligation:
  Series 1991, 7.5%, 2/1/06 .............................................  1,000,000     A         1,107,910
  Series 1996 A, 7%, 8/1/05 .............................................  5,000,000     BBB       5,406,150
  Series 1996 A, 7%, 8/1/06 .............................................  5,000,000     BBB       5,413,250
  Series 1996 A, 6.25%, 8/1/09 ..........................................  5,175,000     BBB       5,239,222
  Series B, 7.5%, 2/1/05 ................................................  2,500,000     A         2,775,925
  Series B, 8.25%, 6/1/06 ...............................................  2,750,000     A         3,308,690
  Series B, 6.2%, 8/15/06 ...............................................    500,000     A           510,240
  Series B, 7.25%, 8/15/07 ..............................................  2,250,000     A         2,477,183
  Series B, 7.3%, 8/15/10 ...............................................    585,000     A           635,409
  Series E, 8%, 8/1/05 (c) ..............................................    330,000     AAA         397,620
  Series F, 8.25%, 11/15/16 .............................................    200,000     A           228,066
New York City, NY, Industrial Development Agency:
  Civil Facilities, USTA National Tennis Center:
    FSA Insured, 6.1%, 11/15/04 .........................................  1,215,000     AAA       1,307,462
    FSA Insured, 6.25%, 11/15/06 ........................................  3,000,000     AAA       3,258,420
  Special Facility, Terminal One Group, 6%, 1/1/19 ......................  2,480,000     A         2,434,938
  Visy Paper Inc. Project, Series 1995, 7.95%, 1/1/28 ...................  2,250,000     NR        2,375,393
New York Housing Corp., Revenue, Series 1993, 5%, 11/1/13 (c) ...........  6,000,000     AAA       5,544,900
New York State Dormitory Authority Lease Revenue, Municipal
  Health Facilities, FSA Insured:
    5.5%, 5/15/16 .......................................................  1,000,000     AAA         973,030
    5.5%, 5/15/24 .......................................................  1,000,000     AAA         960,190
New York State Dormitory Authority Revenue:
  Bishop H.P. Hucles Nursing Home:
    5.4%, 7/1/07 ........................................................  1,000,000     AA          996,040
    5.5%, 7/1/08 ........................................................  1,100,000     AA        1,096,128
    5.625%, 7/1/09 ......................................................  1,000,000     AA          998,550
  Capital Appreciation Insured, Canisius College:
    5.4%, 7/1/10 ........................................................  1,000,000     AAA         983,720
    5.45%, 7/1/11 .......................................................  1,000,000     AAA         983,010
  City University:
    Series 1995A, 5.625%, 7/1/16 ........................................  2,750,000     BBB       2,662,192
    Series B, 8.125%, 7/1/08 ............................................  1,200,000     BBB       1,292,268
    Series D, 8.2%, 7/1/12 ..............................................  2,000,000     BBB       2,156,280
    Consolidated Revenue, Series A2, 5.75%, 7/1/09 (c) ..................  1,000,000     AAA       1,031,870
    Consolidated Revenue, 6%, 7/1/10 ....................................  1,000,000     BBB         999,890





   The accompanying notes are an integral part of the financial statements.


                     18 -- Scudder New York Tax Free Fund


                                                                           PRINCIPAL   CREDIT       MARKET
                                                                           AMOUNT($)  RATING(b)    VALUE($)
------------------------------------------------------------------------------------------------------------
  Columbia University, 5%, 7/1/15 .......................................  2,500,000     AAA       2,313,350
  Crouse Irving Memorial Hospital, 10.5%, 7/1/17 ........................  2,600,000     A         2,668,250
  Department of Health, Roswell Cancer Center,
    Series 1996, 5.75%, 7/1/17 ..........................................  4,000,000     BBB       3,840,560
  Mental Health Services Facilities Improvement, Series 1996B:
    6.5%, 2/15/10 .......................................................  1,500,000     A         1,602,405
    6.5%, 2/15/11 .......................................................  1,000,000     A         1,064,530
    6%, 2/15/12 .........................................................  2,500,000     A         2,529,875
  Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/11 (c) ..............  1,825,000     AAA       1,865,095
  Nyack Hospital:
    Series 1996, 6.25%, 7/1/13 ..........................................    500,000     BBB         495,490
    6%, 7/1/06 ..........................................................  1,000,000     BBB       1,001,350
  Pooled Capital Program, 7.8%, 12/1/05 (c) .............................  3,610,000     AAA       3,909,991
  State University Educational Facility, Series A:
    6.5%, 5/15/06 .......................................................  2,000,000     BBB       2,144,680
    7.125%, 5/15/09 .....................................................     25,000     BBB          26,671
    5.875%, 5/15/11 .....................................................  2,250,000     BBB       2,257,493
  State University Educational Facilities,
    Series 1993A, 5.875%, 5/15/11 (c) ...................................    380,000     AAA         395,329
  Upstate Community College, Series A, 5.8%, 7/1/06 .....................  1,075,000     BBB       1,082,848
New York State Energy Research and Development Authority,
  Western NY Nuclear Service Center, Series 1995:
    5.5%, 4/1/05 ........................................................    500,000     BBB         490,370
    5.5%, 4/1/06 ........................................................    300,000     BBB         291,576
New York State Environmental Facilities Corporation, Pollution
  Control Revenue, Series 1994, 5.75%, 6/15/10 ..........................  1,750,000     AA        1,803,480
New York State Environmental Facilities Corporation, Pollution
  Control Revenue, Water Revolving Fund, Series D, 6.9%, 5/15/15 ........  2,370,000     AAA       2,679,972
New York State Housing Finance Agency Health Facilities,
  Series 1996A, 6.375%, 11/1/04 .........................................  2,000,000     BBB       2,091,640
New York State Housing Finance Agency, Service Contract,
  Series F, 5.625%, 3/15/09 .............................................  5,750,000     BBB       5,577,213
New York State Housing Finance Agency Refunding Bonds,
  Series A, FSA Insured, 6.1%, 11/1/15 ..................................  4,250,000     AAA       4,302,575
New York State Local Government Assistance Corporation,
  Series 1994A, 5.25%, 4/1/19 ...........................................  1,000,000     A           928,990
New York State Medical Care Facility Financing Agency:
  Mental Health Center, Series A, 8.875%, 8/15/07 .......................    395,000     BBB         418,285
  North Shore University, Glen Cove, Series A, 5.125%, 11/1/12 (c) ......  1,450,000     AAA       1,364,479
New York State Mortgage Agency Revenue, Homeowner Mortgage,
  Series 44, 6.8%, 10/1/05 ..............................................  1,000,000     AA        1,055,740




   The accompanying notes are an integral part of the financial statements.


                     19 -- Scudder New York Tax Free Fund


                                                                           PRINCIPAL   CREDIT       MARKET
                                                                           AMOUNT($)  RATING(b)    VALUE($)
------------------------------------------------------------------------------------------------------------
New York State Mortgage Agency Revenue, Homeowner Mortgage,
  Series FF, 7.95%,  10/1/14 ............................................    250,000     AA          260,700
New York State Power Authority, General Purpose Revenue:
  Series 1993 CC, 5.125%, 1/1/11 ........................................  1,500,000     AA        1,434,945
  Series CC, 5.125%, 1/1/11 (c) .........................................  6,500,000     AAA       6,310,720
New York State Thruway Authority, Service Contract Revenue,
  Local Highway and Bridge Building:
    5.125%, 4/1/07 ......................................................  3,000,000     BBB       2,863,920
    5.75%, 4/1/08 .......................................................  1,000,000     BBB       1,000,000
New York State Urban Development Corporation Attica Correctional
  Facilities, Series 1995, 6.25%, 4/1/06 ................................    500,000     BBB         520,335
New York State Urban Development Corporation, State Facilities,
  Series 1995, 5.7%, 4/1/09 .............................................  2,500,000     BBB       2,476,675
New York State Urban Development Corporation Revenue Correctional
  Capital Facilities:
    Series 1995, 5.375%, 1/1/15 (c) .....................................  2,000,000     AAA       1,935,460
    Series 1995, 5.375%, 1/1/25 (c) .....................................  4,000,000     AAA       3,812,760
    Series 6, 6%, 1/1/04 ................................................  1,870,000     BBB       1,928,494
    Series A, 5.5%, 1/1/14 ..............................................  2,000,000     BBB       1,918,100
New York State Urban Development Corporation Revenue,
  Onondaga County Convention Center, 6%, 1/1/06 .........................  1,630,000     BBB       1,664,621
Niagara County, NY, General Obligation, 7.1%, 2/15/11 (c) ...............    500,000     AAA         583,090
Niagara Falls, NY, Water Treatment Plant:
  7%, 11/1/03 (c) .......................................................  2,260,000     AAA       2,532,511
  8.5%, 11/1/05 (c) .....................................................  2,140,000     AAA       2,649,598
  8.5%, 11/1/06 (c) .....................................................  1,240,000     AAA       1,551,277
Port Authority of New York & New Jersey, Special Obligation,
  Series 1996, 7%, 10/1/07 ..............................................  1,500,000     NR        1,593,705
Saint Lawrence County Industrial Development Civic Facility
  Revenue-Saint Lawrence University, Series 1996, 5.5%, 7/1/04 (c) ......    250,000     AAA         259,070
Shenendehowa Central School District, NY, Clifton Park:
  6.85%, 6/15/08 (c) ....................................................    350,000     AAA         399,539
  6.85%, 6/15/09 (c) ....................................................    350,000     AAA         399,039
Valley Central School District, Montgomery, NY, 7.15%, 6/15/08 (c) ......    625,000     AAA         729,613
PUERTO RICO
Puerto Rico Commonwealth Infrastructure Finance Authority:
  Series A, 7.9%, 7/1/07 ................................................  1,000,000     BBB       1,078,090
  Series A, 7.75%, 7/1/08 ...............................................    920,000     BBB         989,534




   The accompanying notes are an integral part of the financial statements.


                     20 -- Scudder New York Tax Free Fund


                                                                           PRINCIPAL   CREDIT       MARKET
                                                                           AMOUNT($)  RATING(b)    VALUE($)
------------------------------------------------------------------------------------------------------------
VIRGIN ISLANDS
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/06 ...........  1,410,000     NR        1,525,451
Virgin Islands Public Finance Authority, General Obligation,
  Mortgage Fund Loan Notes, Series A, 7%, 10/1/02 .......................    500,000     BBB         536,581
------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (Cost $176,387,481)                                        182,700,273
------------------------------------------------------------------------------------------------------------

PURCHASED OPTIONS 0.1%                                                     CONTRACTS
------------------------------------------------------------------------------------------------------------
Call option on Chicago Board of Trade Municipal Bond Index Future,                              ------------
  strike price 115, expiration date 12/23/96 (Cost $165,063) ............        100                 154,688
                                                                                                ------------
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $180,952,544)(a)                                      187,254,961
------------------------------------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $180,952,544. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $6,302,417. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,878,762 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $576,345.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's
     Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

 * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 ** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1996.





   The accompanying notes are an integral part of the financial statements.


                     21 -- Scudder New York Tax Free Fund

                              FINANCIAL STATEMENTS

                                        Statement of Assets and Liabilities
                                        as of September 30, 1996 (Unaudited)


ASSETS
--------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $180,952,544) (Note A) ..........   $187,254,961
          Receivable for investments sold .........................................      1,121,160
          Interest receivable .....................................................      3,090,382
          Receivable on Fund shares sold ..........................................      1,019,984
          Other assets ............................................................          2,737
                                                                                      ------------
          Total assets ............................................................    192,489,224

LIABILITIES
--------------------------------------------------------------------------------------------------
          Payable for investments purchased .......................................      4,377,080
          Dividends payable .......................................................        259,846
          Payable for Fund shares redeemed ........................................         77,757
          Accrued management fee (Note C) .........................................         95,083
          Other accrued expenses (Note C) .........................................        166,359
                                                                                      ------------
          Total liabilities .......................................................      4,976,125
          ----------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                 $187,513,099
          ----------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------
          Net assets consist of:
          Unrealized appreciation on investments ..................................   $  6,302,417
          Accumulated net realized loss ...........................................     (9,468,913)
          Shares of beneficial interest ...........................................        175,529
          Additional paid-in capital ..............................................    190,504,066
          ----------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                 $187,513,099
          ----------------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price per share
            ($187,513,099/17,552,903 outstanding shares of beneficial
            interest, $.01 par value, unlimited number of shares                      ------------
            authorized) ...........................................................         $10.68
                                                                                      ------------





   The accompanying notes are an integral part of the financial statements.


                     22 -- Scudder New York Tax Free Fund

                                           Statement of Operations
                                 six months ended September 30, 1996 (Unaudited)


INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
          Income:
          Interest ................................................................      5,472,167
                                                                                       -----------
          Expenses:
          Management fee (Note C) .................................................    $   583,187
          Services to shareholders (Note C) .......................................         85,736
          Custodian and accounting fees (Note C) ..................................         48,160
          Trustees' fees and expenses (Note C) ....................................          9,103
          Auditing ................................................................         19,037
          Reports to shareholders .................................................         15,859
          Legal ...................................................................          3,863
          Registration fees .......................................................          3,130
          Other ...................................................................          6,004
                                                                                       -----------
                                                                                           774,079
          ----------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                                          4,698,088
          ----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------------------------
          Net realized loss from:
          Investments .............................................................     (1,519,525)
          Futures .................................................................        (44,144)
                                                                                       -----------
                                                                                        (1,563,669)
          Net unrealized appreciation during the period on investments ............      1,747,748
                                                                                       -----------
          Net gain on investment ..................................................        184,079
          ----------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 4,882,167
          ----------------------------------------------------------------------------------------




   The accompanying notes are an integral part of the financial statements.


                     23 -- Scudder New York Tax Free Fund

                                      Statements of Changes in Net Assets

                                                                              SIX MONTHS
                                                                                 ENDED
                                                                             SEPTEMBER 30,       YEAR ENDED
                                                                                 1996             MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                                             (UNAUDITED)           1996
-------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income ..........................................    $  4,698,088       $  9,538,315
          Net realized loss from investment transactions .................      (1,563,669)          (514,745)
          Net unrealized appreciation on investment transactions .........       1,747,748          5,871,555
                                                                              ------------       ------------
          Net increase in net assets resulting from operations ...........       4,882,167         14,895,125
                                                                              ------------       ------------
          Distributions to shareholders from net investment income .......      (4,698,088)        (9,538,315)
                                                                              ------------       ------------
          Fund share transactions:
          Proceeds from shares sold ......................................      13,107,823         26,487,697
          Net asset value of shares issued to shareholders in
            reinvestment of distributions ................................       3,094,867          6,276,457
          Cost of shares redeemed ........................................     (20,526,957)       (40,000,573)
                                                                              ------------       ------------
          Net decrease in net assets from Fund share transactions ........      (4,324,267)        (7,236,419)
                                                                              ------------       ------------
          DECREASE IN NET ASSETS .........................................      (4,140,188)        (1,879,609)
          Net assets at beginning of period ..............................     191,653,287        193,532,896

                                                                              ------------       ------------
          NET ASSETS AT END OF PERIOD ....................................    $187,513,099       $191,653,287
                                                                              ------------       ------------
OTHER INFORMATION
-------------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period ......................      17,964,551         18,645,871
                                                                              ------------       ------------
          Shares sold ....................................................       1,239,808          2,462,070
          Shares issued to shareholders in reinvestment of distributions .         292,415            585,375
          Shares redeemed ................................................      (1,943,871)        (3,728,765)
                                                                              ------------       ------------
          Net decrease in Fund shares ....................................        (411,648)          (681,320)

                                                                              ------------       ------------
          Shares outstanding at end of period ............................      17,552,903         17,964,551
                                                                              ------------       ------------




   The accompanying notes are an integral part of the financial statements.


                  24 -- Scudder New York Tax Free Money Fund

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                        SIX MONTHS
                           ENDED
                       SEPTEMBER 30,                                YEARS ENDED MARCH 31,
                           1996
                        (UNAUDITED)  1996     1995     1994     1993     1992     1991     1990     1989     1988    1987
---------------------------------------------------------------------------------------------------------------------------
Net asset value,           ------------------------------------------------------------------------------------------------
 beginning of period ....  $10.67   $10.38   $10.32   $11.40   $10.98   $10.73   $10.60   $10.53   $10.39   $11.43   $11.19
                           ------------------------------------------------------------------------------------------------
Income from investment
 operations:
Net investment income ...     .27      .53      .52      .54      .61      .65      .67      .69      .72      .73      .75
Net realized and
 unrealized gain
 (loss) on investment
 transactions ...........     .01      .29      .11     (.35)    1.03      .50      .13      .16      .14     (.84)     .39
Total from investment      ------------------------------------------------------------------------------------------------
 operations .............     .28      .82      .63      .19     1.64     1.15      .80      .85      .86     (.11)    1.14
                           ------------------------------------------------------------------------------------------------
Less distributions:
From net investment
 income .................    (.27)    (.53)    (.52)    (.54)    (.61)    (.65)    (.67)    (.69)    (.72)    (.73)    (.75)
From paid-in capital ....      --       --       --       --       --       --       --     (.08)      --       --       --
From net realized
 gains ..................      --       --       --     (.67)    (.61)    (.25)      --     (.01)      --     (.20)    (.15)
In excess of net
 realized gains .........      --       --     (.05)    (.06)      --       --       --       --       --       --       --
                           ------------------------------------------------------------------------------------------------
Total distributions .....    (.27)    (.53)    (.57)   (1.27)   (1.22)    (.90)    (.67)    (.78)   (.72)     (.93)    (.90)
                           ------------------------------------------------------------------------------------------------
Net asset value,           ------------------------------------------------------------------------------------------------
 end of period ..........  $10.68   $10.67   $10.38   $10.32   $11.40   $10.98   $10.73   $10.60   $10.53   $10.39   $11.43
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) ........    2.63**   7.95     6.39     1.31    15.60    11.11     7.79     8.18     8.55     (.61)   10.71
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) ....     188      192      194      207      201      159      142      132      123      116      154
Ratio of operating
 expenses to average
 daily net assets (%) ...     .83*     .82      .82      .82      .82      .87      .91      .89      .89      .95      .88
Ratio of net
 investment income
 to average daily
 net assets (%) .........    5.01*    4.91     5.13     4.80     5.36     5.96     6.29     6.39     6.89     7.05     6.70
Portfolio turnover
 rate (%) ...............    56.2*    80.5     83.8    158.0    201.4    168.2    224.9    114.3    132.1     44.2     71.9


*    Annualized
**   Not annualized






                     25 -- Scudder New York Tax Free Fund

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)


                       A. Significant Accounting Policies

Scudder New York Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and Scudder New York Tax Free Fund ("Tax Free Fund"), a diversified fund, are two series of Scudder State Tax Free Trust (the "Trust"). The Trust, currently consisting of six separate series, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1996, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio. Additionally, during the six months ended September 30, 1996, the Tax Free Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During



                  26 -- Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund
the six months ended September 30, 1996, the Tax Free Fund purchased call options on interest rate futures to manage the duration of the portfolio.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

At March 31, 1996, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $53,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($1,000), March 31, 2001 ($2,000), March 31, 2002 ($4,000),
March 31, 2003 ($43,000), and March 31, 2004 ($3,000), the respective expiration dates, whichever occurs first.

At March 31, 1996, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $6,317,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($3,937,000) and March 31, 2004 ($2,380,000), the
respective expiration dates, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly.

                  27 -- Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts.

As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.


                      B. Purchases and Sales of Securities

During the six months ended September 30, 1996, purchases and sales of long-term municipal securities aggregated $55,587,121 and $48,396,602, respectively, for Tax Free Fund.

The aggregate face value of futures contracts both opened and closed during the six months ended September 30, 1996 amounted to $50,606,063, respectively, for Tax Free Fund.


                               C. Related Parties

Each Fund has entered into an Investment Advisory Agreement (each an "Agreement" and collectively the "Agreements") with Scudder, Stevens & Clark, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The annual rate is 0.50% of the average daily net assets of Tax Free Money Fund and 0.625% of the first $200,000,000 of the average daily net assets, and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund.

As manager of the assets of Tax Free Money Fund and Tax Free Fund, the Adviser directs the investments of Tax Free Money Fund and Tax Free Fund in accordance with the investment objectives, policies, and restrictions of each Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements.

The Agreements also provide that if the Funds' expenses, exclusive of taxes, interest and certain other expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended September 30, 1996, the fee for Tax Free Fund pursuant to the Agreement amounted to $583,187, which was equivalent to an annual effective rate of .62% of the Fund's average daily net assets.

                  28 -- Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1996, the Adviser did not impose a portion of its fee amounting to $70,832, and the portion imposed amounted to $73,239.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the six months ended September 30, 1996, SFAC imposed fees amounting to $15,000 and $26,195 of which $2,500 and $4,415 are unpaid at September 30, 1996 for the Tax Free Money Fund and Tax Free Fund, respectively.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1996, $29,243 and $58,503 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $4,872 and $9,646 were unpaid at September 30, 1996, respectively.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, allocated equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1996, Trustees' fees aggregated $7,859 and $9,103 for both the Tax Free Money Fund and Tax Free Fund, respectively.

                  29 -- Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
   Scudder Cash Investment Trust
   Scudder U.S. Treasury Money Fund
   Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
   Scudder California Tax Free Fund*
   Scudder High Yield Tax Free Fund
   Scudder Limited Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder Massachusetts Limited Term
     Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder Medium Term Tax Free Fund
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

Growth and Income
   Scudder Balanced Fund
   Scudder Growth and Income Fund

Income
   Scudder Emerging Markets Income Fund
   Scudder Global Bond Fund
   Scudder GNMA Fund
   Scudder High Yield Bond Fund
   Scudder Income Fund
   Scudder International Bond Fund
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund

Growth
   Scudder Capital Growth Fund
   Scudder Classic Growth Fund
   Scudder Development Fund
   Scudder Emerging Markets Growth Fund
   Scudder Global Discovery Fund
   Scudder Global Fund
   Scudder Gold Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder Latin America Fund
   Scudder Micro Cap Fund
   Scudder Pacific Opportunities Fund
   Scudder Quality Growth Fund
   Scudder Small Company Value Fund
   Scudder 21st Century Growth Fund
   Scudder Value Fund
   The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

                    30-Scudder New York Tax Free Money Fund
                       Scudder New York Tax Free Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------
                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale


                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                    31-Scudder New York Tax Free Money Fund
                       Scudder New York Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.